UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2016

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 31, 2016, McKesson Corporation (“McKesson”) received a request for additional information and documentary material (a “Second Request”) from the U.S. Department of Justice (“DOJ”) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the entry into a contribution and sale agreement, dated as of June 28, 2016, by and among McKesson, Change Healthcare, Inc. (“Change Healthcare”) and other affiliated parties (the “Contribution Agreement”) to form a healthcare information technology company.

McKesson and Change Healthcare will respond as quickly as practicable and continue to work cooperatively with the DOJ staff in connection with its review of the transactions contemplated in the Contribution Agreement. Both McKesson and Change Healthcare continue to expect the transaction to be completed in the first half of calendar year 2017.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transaction, as the transaction is subject to closing conditions, including antitrust clearance and completion of audited financial statements of the McKesson Technology Solutions businesses being contributed to the new company; the possibility that expected benefits may not materialize as expected; ability to successfully implement integration strategy for the new company; as well as the ability to ensure continued performance or market growth of McKesson’s, Change Healthcare’s and the new company’s products and services. These risks, uncertainties and other factors, and the general risks associated with the respective businesses of McKesson and Change Healthcare described in the reports and other documents submitted by each of them to the Securities and Exchange Commission, could cause actual results to differ materially from those referred to in the forward-looking statements. All forward-looking statements are based on information currently available to McKesson and Change Healthcare and are qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. Except to the extent required by law, neither McKesson nor Change Healthcare assumes any obligation to update any such forward-looking statements or other statements included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2016

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and Chief Compliance Officer